SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) — April 1, 2004

Plains All American Pipeline, L.P.

(Exact name of Registrant as specified in its charter)

DELAWARE	1-14569	76-0582150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Clay Street, Suite 1600

Houston, Texas 77002
(713) 646-4100
(Address, including zip code, and telephone number,
including area code, of Registrant’s principal executive offices)

Item 2. Acquisition or Disposition of Assets
Item 7. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Consent of PricewaterhouseCoopers LLP
Link Energy LLC Consolidated Financial Statements
Link Energy LLC Consolidated Financial Statements
Unaudited Pro Forma Combined Financial Statements

Item 2.	Acquisition or Disposition of Assets

      Plains All American Pipeline, L.P. (“PAA”) has completed the acquisition of the North American crude oil and pipeline operations (which accounts for substantially all of the historical consolidated operations) of Link Energy LLC. The total purchase price for the transaction was approximately $331 million, which included $273.5 million in cash, the assumption of $50.0 million of liabilities and net working capital items and $7.5 million of third-party transaction, closing and integration costs and other items. The transaction closed and was effective on April 1, 2004, and was funded by borrowings under our revolving credit facilities. Certain financial statements, including the historical consolidated financial statements of Link Energy LLC and pro forma combined financial statements of PAA are attached to this Form 8-K as Exhibits 99.1, 99.2 and 99.3.

Item 7.	Financial Statements and Exhibits

      (c) Exhibits

23.1	Consent of PricewaterhouseCoopers LLP
99.1	Link Energy LLC Condensed Consolidated Financial Statements (Unaudited) as of March 31, 2004 and December 31, 2003 (Successor Company) and for the Three Months Ended March 31, 2004 (Successor Company), One Month Ended March 31, 2003 (Successor Company) (Restated), and Two Months Ended February 28, 2003 (Predecessor Company) (Restated)
99.2	Link Energy LLC Consolidated Financial Statements as of December 31, 2003 (Successor Company) and 2002 (Predecessor Company) (Restated) and for the Ten Months Ended December 31, 2003 (Successor Company) (Restated), Two Months Ended February 28, 2003 (Predecessor Company) (Restated) and Years Ended December 31, 2002 and 2001 (Predecessor Company) (Restated)
99.3	Unaudited Pro Forma Combined Financial Statements of Plains All American Pipeline, L.P. as of and for the three months ended March 31, 2004 and for the year ended December 31, 2003.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

By:	Plains AAP, L.P., its general partner

By:	Plains All American GP LLC, its general partner

By:	/s/ TINA L. VAL

Name: Tina L. Val

Title:	Vice President — Accounting and

Chief Accounting Officer

Date: June 16, 2004

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INDEX TO EXHIBITS

23.1	Consent of PricewaterhouseCoopers LLP
99.1	Link Energy LLC Condensed Consolidated Financial Statements (Unaudited) as of March 31, 2004 and December 31, 2003 (Successor Company) and for the Three Months Ended March 31, 2004 (Successor Company), One Month Ended March 31, 2003 (Successor Company) (Restated), and Two Months Ended February 28, 2003 (Predecessor Company) (Restated)
99.2	Link Energy LLC Consolidated Financial Statements as of December 31, 2003 (Successor Company) and 2002 (Predecessor Company) (Restated) and for the Ten Months Ended December 31, 2003 (Successor Company) (Restated), Two Months Ended February 28, 2003 (Predecessor Company) (Restated) and Years Ended December 31, 2002 and 2001 (Predecessor Company) (Restated)
99.3	Unaudited Pro Forma Combined Financial Statements of Plains All American Pipeline, L.P. as of and for the three months ended March 31, 2004 and for the year ended December 31, 2003.